SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

NexPoint Diversified Real Estate Trust

(formerly NexPoint Strategic Opportunities Fund)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

(FORMERLY NEXPOINT STRATEGIC OPPORTUNITIES FUND)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

March 28, 2022

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of NexPoint Diversified Real Estate Trust (the “Company”) to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:15 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Company and to discuss other matters of interest to you as a shareholder.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, I urge you to please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ James Dondero
James Dondero President and Principal Executive Officer

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2022

The Annual Meeting of Shareholders of NexPoint Diversified Real Estate Trust, a Delaware statutory trust (the “Company”), will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:15 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.

To elect each of Ethan Powell and Bryan A. Ward as a Class I Trustee of the Company, to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote for the Proposal. The close of business on March 25, 2022 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please call Di Costa Partners at (888) 915-3802 for directions on how to attend the Annual Meeting.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 14, 2022: Copies of these proxy materials, including the Company’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https:// www.eproxyaccess.com/nxdt2022. Copies of the proxy materials are available upon request, without charge, by calling Di Costa Partners, LLC at (888) 915-3802 or by sending an e-mail to meetinginfo@dicostapartners.com, subject line: NexPoint Diversified Real Estate Trust 100120 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

March 28, 2022

Dallas, Texas

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of NexPoint Diversified Real Estate Trust, a Delaware statutory trust (the “Company” or “NXDT”), for use at the Company’s Annual Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:15 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated March 28, 2022. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (“NexPoint” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Company. The Company’s principal executive office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 4, 2022. The Board of Trustees (the “Board”) has fixed the close of business on March 25, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 37,110,306 shares of the Company’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and 3,359,593 shares of the Company’s 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share, liquidation preference $25.00 per share (the “Preferred Shares”). Shareholders of the Company are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Holders of the Preferred Shares, voting as a separate class, are entitled to vote for the election of Ethan Powell as a Class I Trustee. Holders of both the Common Shares and the Preferred Shares, voting as a single class, are entitled to vote for the election of Bryan A. Ward as a Class I Trustee.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election of each of the Trustee nominees listed in the Proposal; and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustees referred to in this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Company or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Company entitled to vote shall constitute a quorum (“Quorum”) for the Company’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposal.

In addition to soliciting proxies by mail, the Company’s officers and employees of the Adviser may solicit proxies by Internet or by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at https://www.eproxyaccess.com/nxdt2022. The Company has engaged Di Costa Partners, at Di Costa Partners, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Company in soliciting proxies for the Annual Meeting at an approximate cost of $49,290. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Company.

HOW TO VOTE

You can vote in advance in one of three ways:

via the internet	The web address and instructions for voting VIA THE INTERNET can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by phone	The toll-free number for voting BY TELEPHONE voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the Annual Meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.

PROPOSAL 1

ELECTION OF TRUSTEES

The Company’s Board is currently composed of five Trustees, four of whom are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Mr. Bryan A. Ward, Mr. Ethan Powell, Dr. Bob Froehlich and Mr. Edward Constantino. Mr. John Honis is treated as an Interested Trustee of the Company in light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser.

At the Annual Meeting, the holders of the Company’s Preferred Shares are being asked to re-elect Ethan Powell as a Class I Trustee of the Company, to serve for a three-year term until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualified.

At the Annual Meeting, the holders of the Company’s Common and Preferred Shares, voting as a single class, are being asked to re-elect Bryan A. Ward as a Class I Trustee of the Company, to serve for a three-year term until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualified.

Each of Messrs. Powell and Ward are currently serving as a Class I Trustee of the Company and has agreed to continue to serve as a Class I Trustee, if re-elected. If Messrs. Powell and Ward are not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company’s Governance and Compliance Committee may select.

The Company’s Board is divided into three classes with the term of office of one class expiring each year. John Honis is currently serving as a Class III Trustee and was last elected to serve a three-year term at the annual meeting of shareholders held on June 11, 2021. Dr. Bob Froehlich and Edward Constantino are currently serving as a Class II Trustees. Dr. Froehlich and Mr. Constantino were last elected to serve until the 2023 annual meeting of shareholders at the Company’s annual meeting of shareholders held on July 14, 2020. Ethan Powell and Bryan A. Ward are currently serving as Class I Trustees. Messrs. Powell and Ward were last elected to serve until the 2022 annual meeting of shareholders at the Company’s annual meeting of shareholders held on June 14, 2019. Messrs. Powell and Ward will each continue to serve as a Class I Trustee if re-elected at the Annual Meeting until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualifies. The Company’s Trustees are not required to attend the Company’s annual shareholder meetings.

Vote Required for Election of Trustees

The election of Mr. Powell requires the affirmative vote of the holders of a plurality of the Preferred Shares of the Company, voting as a separate class, and represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee.

The election of Mr. Ward requires the affirmative vote of the holders of a plurality of the Common and Preferred Shares of the Company, voting as a single class, and represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee.

Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting for purposes of determining a quorum, but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

Under the Company’s Declaration of Trust and the 1940 Act, the holders of the Company’s Preferred Shares, voting as a separate class, to the exclusion of holders of all other securities and classes of capital shares of the Company, are entitled to elect two of the Company’s Trustees. The holders of the Company’s Preferred Shares are entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Company’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement.

Dr. Froehlich and Mr. Powell have been designated as the trustees representing the holders of the Preferred Shares. This means that Mr. Powell, as a Class I Trustee, will be re-elected solely by the holders of the Preferred Shares at the Annual Meeting of Shareholders this year in 2022 and Dr. Froehlich, as a Class II Trustee, will be re-elected solely by the holders of the Preferred Shares at the Annual Meeting of Shareholders in 2023. The holders of the outstanding capital shares of the Company, including the holders of the Preferred Shares, voting as a single class, elect the balance of the trustees.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION OF EACH OF THE NOMINEES AS A TRUSTEE.

Qualifications and Additional Information about the Nominees for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the nominees for Trustee or the individuals serving as continuing Trustees of the Company should be nominated or so serve, as well as the nominees’ and each Trustee’s name and certain biographical information as reported by them to the Company. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Company’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of the Trustee nominees and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Company, were a significant factor in the determination that each of the individuals should be a nominee for Trustee or serve as a Trustee of the Company. The Trustee nominees’ and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Fund Complex,” as referred to herein consists of: the Company, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Income Fund (“HFRO”), Highland Global Allocation Fund (“GAF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Company and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since December 2013; 3 year term (expiring at 2023 annual meeting). 9 funds

Retired.

Director of KC Concessions, Inc. (since January 2013); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Ethan Powell (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3 year	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee of the Fund Complex from June 2012 until July 2013 and	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex;

Name, Date of Birth, Position(s) with the Company and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
term (expiring at 2022 annual meeting). 9 funds	since December 2013; and Director of Kelly Strategic Management since August 2021. Trustee of Impact Shares Funds I Trust	significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since May 2006; 3 year term (expiring at 2022 annual meeting). 9 funds	President, CrossFirst Bank Dallas since March 2021; Senior Advisor, CrossFirst Bank (from April 2019 to March 2021); Private Investor since 2015.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Edward Constantino (9/4/1946) Trustee since July 2020; 3 year term (expiring at 2023 annual meeting) 1 fund	Director of Patriot Bank N.A. since 2010; Trustee and Audit Committee Chair of ARC Trust since June 2011; Director of NexPoint Residential Trust, Inc. (“NXRT”) since March 2015; Trustee and Audit Committee Chair of VineBrook Real Estate Investment Trust since February 2019; Director of NexPoint Real Estate Finance, Inc (“NREF”) since February 2020; Trustee and Audit Committee Chair of ARC III since October 2020; Trustee and member of the Finance and Investment Committee of St. Francis College in Brooklyn Heights, New York.	Significant experience with overseeing real estate-related and REIT investments, including NXRT which spun out of the Fund in 2015, and NREF; significant accounting experience, particularly in the real estate field.

Interested Trustee

John Honis (6/16/1958) Trustee since July 2013; 3 year term (expiring at 2024 annual meeting). 9 funds	President of Rand Advisors, LLC since August 2013. Manager of Turtle Bay Resort, LLC (August 2011 – December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

Information about the Company’s Executive Officers

Set forth below are the names and certain information regarding the Company’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Company and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
James Dondero (6/29/1962) President and Principal Executive Officer since May 2015; Indefinite Term	Founder of NexPoint; Co-founder of HCMLP and HCMFA; Chairman of the Board of NXRT since May 2015; President and a member of the investment committee of NREF since February 2020; Chief Executive Officer and director of NHT since December 2018; Portfolio Manager of NXDT; GAF; HFRO; NexPoint Event Driven Fund (formerly Highland Healthcare Opportunities Fund) and NexPoint Merger Arbitrage Fund (each a series of HFI); Highland Small-Cap Equity Fund (a series of HFII); the BDC; and NRESF.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Financial Officer since April 2021; Indefinite Term	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021.

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021;Indefinite Term	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Rahim Ibrahim (8/17/1989) Assistant Secretary since November 2021; Indefinite Term	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 to May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist-Compliance at Eze Software Group from June 2017 to April 2018.

[1]	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Company and the aggregate dollar range of shares beneficially owned by each Trustee of the Company.

Name of Trustee	Dollar Range of Shares of the Company[1]	Aggregate Dollar Range of Equity Securities[1] Owned in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
Ethan Powell	$1-$10,000	$10,001-$50,000
Dr. Bob Froehlich	$1-$10,000	Over $100,000
Bryan A. Ward	$1-$10,000	$10,001-$50,000
Edward Constantino	$1-$10,000	$1-$10,000
Interested Trustee
John Honis	None	None

[1]	Based on market value as of February 28, 2022.

As of February 28, 2022, the Trustees and officers of the Company as a group owned 15.71% of the Company’s outstanding Common Shares, including shares of the Common Stock directly owned by the Adviser over which Mr. Dondero controls through his control of NexPoint Advisors GP, LLC, the general partner of the Adviser.

As of February 28, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Company. Like most registered investment companies, the day-to-day management and operation of the Company is performed by various service providers to the Company, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Company, with responsibility to monitor and report to the Board on the Company’s operations. The Board receives regular reports from these officers and service providers regarding the Company’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Company. The Board has appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Company operations. The Board also periodically holds telephonic meetings as part of its review of the Company’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Company and its oversight role does not make the Board a guarantor of the Company’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. The remaining Trustee, Mr. Honis, is currently treated as an “interested person” of the Company (an “Interested

Trustee”). Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers for the Company and review the Company’s performance. During the fiscal year ended December 31, 2021, the Board convened twenty two times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served. The Company encourages, but does not require, Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) and the Governance and Compliance Committee meetings are each chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Company; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with HCMFA and/or historical affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Company’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Company. For example, the Adviser and other service providers to the Company are primarily responsible for the management of the Company’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Company, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Company’s activities from the Adviser and other service providers, including reports regarding the Company’s investment portfolio, the compliance of the Company with applicable laws, and the Company’s financial accounting and reporting. The Board also meets periodically with the Company’s Chief Compliance Officer to receive reports regarding the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures and meets with the Company’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Company. The Board’s Audit Committee also meets regularly with the Treasurer and the Company’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Company’s financial reporting function. The Board also meets periodically with the portfolio managers of the Company to receive reports regarding the management of the Company, including its investment risks.

The Board recognizes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit Committee, the Governance and Compliance Committee, and the Distribution and Alternatives Oversight Committee, each of which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich and Messrs. Constantino, Ward and Powell, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for (i) approving the Company’s independent accountants, (ii) reviewing with the Company’s independent accountants the plans and results of the audit engagement and the adequacy of the Company’s internal accounting controls and (iii) approving professional services provided by the Company’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Company who appear and practice before the SEC on behalf of the Company. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Audit Committee met four times during the fiscal year ended December 31, 2021. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Company’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Company, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Company’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Company and NexPoint in connection with any potential or existing litigation or other legal proceeding related to securities held by the Company and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Company, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Company. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Constantino, Ward and Powell, each of whom is independent for purposes of the 1940 Act. The Governance and Compliance Committee met seven times during the fiscal year ended December 31, 2021.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich and Messrs. Honis, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Company, including Company payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Mr. Honis serves as Chairman of the Distribution and Alternatives Oversight Committee. The Distribution and Alternatives Oversight Committee met three times during the fiscal year ended December 31, 2021.

Remuneration of Trustees and Executive Officers

The executive officers of the Company receive no direct remuneration from the Company. Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Company to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees for services rendered in the fiscal year ended December 31, 2021.

Name of Trustee	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex
Independent Trustees
Bryan A. Ward	$58,249.38	$0	$0	$160,000.00
Dr. Bob Froehlich	$54,608.80	$0	$0	$150,000.00
Ethan Powell	$58,249.38	$0	$0	$160,000.00
Edward Constantino	$48,897.64	$0	$0	$48,897.64

Interested Trustee
John Honis	$54,608.80	$0	$0	$150,000.00

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Company and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Company’s outstanding Common Shares as of February 28, 2022:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	6,490,392	17.56%

Common Shares	National Financial Services LLC For exclusive benefit of our customers 499 Washington Boulevard Attn. Mutual Funds Dept. 4th Floor Jersey City, NJ 07310	3,742,337	10.12%

Common Shares	J.P. Morgan Securities 383 Madison Ave New York, NY 10179	3,379,950	9.14%

Common Shares	Charles Schwab 211 Main St San Francisco, CA	2,574,698	6.97%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Wells Fargo Clearing Services LLC P.O. Box 5268 Sioux Falls, SD 57117	2,399,033	6.49%

Common Shares	Bank of New York Mellon 240 Greenwich Street New York, NY 10286	2,204,845	5.97%

*	Each owner owned shares as a nominee.

To the knowledge of management of the Company and the Board, the following Preferred Shares shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, there were no owners of record of, more than 5% of the Company’s outstanding shares as of February 28, 2022.

Certain Relationships and Related Party Transactions

Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Company. In addition, the Company’s executive officers and trustees and the employees of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective.

As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client. Where the Company is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Company’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Company’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Company and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Company is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Company has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Company. In exchange for these services, the Company will pay the Adviser a fee for investment management services. The Company’s contractual advisory fee for the year ended December 31, 2021 was 1.00%.

The Company has entered into an administration agreement with the Adviser. For its services, the Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Company’s Managed Assets.

Under a separate sub-administration agreement, the Adviser has delegated certain administrative functions to SEI Global Funds Services (“SEI”). The Adviser pays SEI directly for these sub-administration services.

The Adviser has entered into a Services Agreement with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which the Adviser will receive administrative and operational support services to enable it to provide the required advisory services to the Company. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Company.

In the future, the Company may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Company’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Company’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Company interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms they file with respect to shares of the Company. The Company believes that during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Company complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Company’s independent registered public accounting firm. Representatives of Cohen will not be present at the Annual Meeting, but Cohen has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2021, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2021. A copy of the Audit Committee’s report appears below.

The independent registered public accounting firm for the Company during the fiscal year ended December 31, 2019 was PricewaterhouseCoopers LLP (“PwC”), located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201. On June 8, 2020, the Company dismissed PwC as its independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the Audit Committee and by the full Board. On June 18, 2020, the Board approved the appointment of Cohen as the Company’s independent registered public accounting firm. Cohen was engaged by the Company on August 7, 2020.

PwC’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Company’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the two years ended December 31, 2019 and the subsequent interim period through August 7, 2020, neither management, the Company, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Cohen with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K and requested that Cohen furnish the Company with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Company’s expression of its view, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Copies of such letters, if available, were filed as an exhibit in the Company’s Form N-CSR on March 11, 2021.

The Company provided PwC with a copy of these disclosures and requested that PwC furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. A copy of the letter was filed as an exhibit to the Company’s Form N-CSR on March 11, 2021.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to Cohen in the Company’s last two fiscal years. One hundred percent (100%) of all services provided by Cohen to the Company in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Company’s pre-approval policies and procedures, the Audit Committee of the Company must pre-approve all non-audit services provided by Cohen, and all non-audit services provided by Cohen to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company that are related to the operations and financial reporting of the Company. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to Cohen by the Company during the fiscal year in which the non-audit services are provided. Cohen provided non-audit services to the Adviser during the Company’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Company, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Cohen did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining Cohen’s independence.

	Fiscal year Ended December 31, 2020	Fiscal year Ended December 31, 2021
Audit Fees paid by Company	$155,000	$155,000
Audit-Related Fees paid by Company[1]	$0	$0
Tax Fees paid by Company[2]	$19,000	$19,000
All Other Fees paid by Company	$0	$0
Aggregate Non-Audit Fees paid by Company and Adviser	$0	$0

[1]	The nature of the services related to agreed-upon procedures, performed on the Company’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Company’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings. These services also include the required audits of the Company’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated December 31, 2021 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described December 31, 2021 audited financial statements with management and with Cohen. The Audit Committee has also discussed with Cohen the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with Cohen, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from Cohen required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Cohen to the Company are compatible with maintaining Cohen’s independence, and has discussed with Cohen its independence of the Company.

The Audit Committee discussed with Cohen the overall scope and plans for the audit. The Audit Committee met with Cohen to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2021 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Cohen. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Ethan Powell, Audit Committee Member

Edward Constantino, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Company’s Ongoing Conversion to a REIT

At a special meeting of shareholders on August 28, 2020, shareholders approved proposals (i) to change the Company’s business from a registered investment company that invests primarily in debt and equity securities to a diversified real estate investment trust (“REIT”), (ii) to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (collectively, the “Conversion”), and (iii) to amend and restate the Company’s Agreement and Declaration of Trust. Although the Company has taken significant steps to implement the Conversion, it is still contingent upon regulatory approval and the ability to reconfigure the Company’s portfolio to attain REIT status and deregister as an investment company.

We are continuing to realign our portfolio so that we are no longer an investment company under the 1940 Act and we filed an application with the SEC for a deregistration order on March 31, 2021 and amendments to the application on September 13, 2021, November 5, 2021 and December 2, 2021. We intend to continue to sell certain of our existing investments and fully transition our portfolio into real estate and real estate related investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.

Once the Conversion is fully implemented, it is expected that investments will be diversified among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. It is expected that property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company would have the authority to invest without limitation in any property type. As of the date of this proxy statement, the Company’s real estate portfolio consists of multifamily, single-family, net lease, hospitality, retail, storage, office, and other assets.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities. To permit us to engage in our new business, our fundamental investment restrictions regarding purchasing and selling real estate and originating loans and certain of our fundamental investment restrictions have been amended to allow us to engage in our business as a diversified REIT.

The Conversion process is nearly complete — the Company now qualifies as a REIT for tax purposes and lacks only final deregistration approval from the SEC. However, there can be no assurance that conversion of the Company to REIT status will improve its performance or reduce the discount to the Company’s net asset value. Further, the SEC may determine not to grant the Company’s request for a deregistration order, which would materially change the Company’s plans for its business and investments, and the Company would likely retain its current closed-end fund structure for the foreseeable future.

In addition, these risks associated with the Conversion may adversely affect our financial condition, yield on investment, results of operations, cash flow, per share trading price of the Common Shares and Preferred Shares, our ability to satisfy debt service obligations, if any, and to make cash distributions to shareholders, including dividends on the Preferred Shares. Whether we remain a registered investment company or convert to a diversified REIT, the Common Shares and the Preferred Shares, like an investment in any other public company, are subject to investment risk, including the possible loss of your investment.

The following information is a summary of the changes approved by shareholders. This information may not reflect all of the changes that have occurred since a shareholder originally purchased Common Shares or Preferred Shares. Additional detail regarding these changes is available in the Company’s definitive proxy statement filed on July 10, 2020.

Investment Strategy

As a diversified REIT, the Company’s primary investment objective is to provide both current income and capital appreciation. The Company seeks to achieve this objective by investing among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. The Adviser focuses on opportunistic investments in real estate properties with a value-add component and real estate credit. The objective is to increase the cash flow and value of the Company’s properties, acquire properties with cash flow growth potential and achieve capital appreciation for shareholders through a value-add program. The Company pursues real estate credit investments based on where the Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities.

Underlying property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company may invest without limitation in any property type. As of the date of this proxy statement, the Company’s real estate portfolio consists of multifamily, single-family, net lease, hospitality, retail, storage, office, and other assets.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities.

The Adviser and the Board believe that a diversified investment approach is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and real estate investment cycle, the Company may change the Company’s investment strategy from time to time. The Adviser and the Board believe that the flexibility of the Company’s investment strategy and the experience and resources of the Adviser and its affiliates, will allow us to take advantage of changing market conditions to provide both current income and generate capital appreciation. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in the Company’s best interest.

Policies and Investment Guidelines

Leverage Policies and Financing Strategy. To increase the returns on the Company’s investments, after issuance of the Deregistration Order, the Company plans to employ both direct and structural leverage on the Company’s property and debt investments, which the Company expects generally will not exceed, on a debt to equity basis, a ratio of 3-to-1, an increase from the ratio of 1-to-2 set by the 1940 Act.

Leverage will take the form of repurchase or margin facilities collateralized by the Company’s debt investments and mortgage debt collateralized the Company’s property investments. At the REIT level the Company may have a revolving corporate credit facility, or may issue unsecured debt, mezzanine debt or preferred equity. The Company believes that the relationships the Adviser and its affiliates, as well as other companies managed by the Adviser’s affiliates (the “NexPoint managed companies”), have with banks, life insurance companies, Freddie Mac and The Federal National Mortgage Association, or Fannie Mae, provide the Company with a unique opportunity to invest alongside quality sponsors and the largest multifamily lenders in the U.S.

The Company intends to use leverage, to the extent available, to make additional investments that may increase the Company’s potential returns. Although the Company is not required to maintain any particular leverage ratio, the amount of leverage we will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of the Company’s assets, the potential for losses in the Company’s portfolio, the gap between the duration of the Company’s assets and liabilities, the availability and cost of financing the Company’s assets, the health of the U.S. economy and commercial real estate markets, the Company’s outlook for the level, slope and volatility of future interest rates, the credit quality of the Company’s borrowers and tenants, the collateral values underlying the Company’s assets and the Company’s outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

REIT Operations. The Adviser intends to operate to ensure that we maintain the Company’s qualification as a REIT for U.S. federal tax purposes and, once deregistered, are not required to register as an investment company under the 1940 Act. The Adviser intends to regularly monitor the nature of the Company’s assets and the income they generate to ensure that at all times we maintain the Company’s tax qualification as a REIT and are not required to re-register as an investment company under the 1940 Act. The Board currently reviews the Company’s transactions on a periodic basis to ensure compliance with these operating policies.

Distribution Policy. The Company intends to make monthly distributions to the Company’s shareholders of amounts that will, at a minimum, enable us to comply with the REIT provisions of the Code that generally require annual distributions of at least 90% of the Company’s REIT taxable income (other than net capital gains). The actual amount of such distributions will be determined on a monthly basis by the Board, taking into account, in addition to the REIT tax requirements, the Company’s cash needs, the market price for the Company’s Common Shares and other factors Board considers relevant.

Operating Expenses. Operating expenses may increase as the Conversion becomes fully implemented following receipt of the Deregistration Order due to increased costs associated with sourcing additional real estate investments and costs associated with servicing those investments; however, these expenses are projected to be offset by higher projected income attributable to increased cash flows from leveraged real estate assets, resulting in higher projected net income per common share (thus supporting a potentially higher distribution rate in the long term).

During the Conversion period , the Adviser will continue to implement the Company’s business strategies subject to the oversight of the Board, including: (a) performing all of the Company’s day-to-day activities as a public company operating as a diversified REIT; (b) sourcing, analyzing and closing the Company’s investments; (c) arranging the Company’s financings; (d) performing the Company’s asset management functions by monitoring the performance of the Company’s borrowers and the maintenance of the Company’s collateral; and (e) when necessary, enforcing the Company’s loan and security rights.

Policies with Respect to Certain Other Activities. We may raise additional funds through offerings of equity or debt securities or by retaining cash flow (subject to provisions in the Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. If the Board determines to raise additional equity capital, it has the authority, without shareholder approval, to issue additional Common Shares or preferred shares of beneficial interest in any manner and on such terms and for such consideration as it deems appropriate, at any time.

In addition, to the extent available, the Company intends to borrow money to make investments that may increase the Company’s potential returns. The Company intends to use traditional forms of financing, including repurchase agreements, bank credit facilities (including revolving facilities and term loans), public or private debt issuances, securitizations and other sources of financing. We may also issue preferred equity which requires us to pay dividends at fixed or variable rates before we may pay distributions to the Company’s common shareholders. We expect that the Board will periodically review the Company’s investment guidelines and the Company’s portfolio and leverage strategies.

The Company may invest in equity or debt securities of other REITs or other entities engaged in real estate operating or financing activities, and may do so for the purpose of exercising control over such entities.

The Company does not intend to adopt a formal portfolio turnover policy. Subject to maintaining the Company’s qualification for taxation as a REIT under the Code for U.S. federal income tax purposes and the Company’s exemption from registration under the 1940 Act, we currently expect that the Company will typically hold investments for between two and 10 years. However, in order to maximize returns and manage portfolio risk while maintaining the financial capacity to undertake attractive opportunities that become available to us, we may dispose of an asset earlier than anticipated or hold an investment longer than anticipated if we determined doing so to be appropriate based upon market conditions or other factors regarding a particular investment.

Shareholder Proposals

Pursuant to our Declaration of Trust and our Bylaws, shareholders may make nominations and propose other business only in connection with annual meetings of shareholders. Our Bylaws require compliance with certain procedures for a shareholder to properly make a nomination for election to the Board or to propose other Company business at an annual meeting. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the 1934 Act, the shareholder must comply, in all respects, with the advance notice and other provisions set forth in our Bylaws, which currently include, among other things, requirements as to the shareholder’s timely delivery of advance notice, ownership of at least a specified minimum amount of our common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under our Bylaws wishes to nominate a person or persons for election to the Board or propose other Company business at an annual meeting, notice of such proposal must be timely received at our principal executive offices. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other Company business that the shareholder proposes to bring before the meeting, our Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

2023 Annual Meeting. Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the 1934 Act at our 2023 annual meeting of shareholders must be received at our principal executive offices not later than December 1, 2022 in order to be considered for inclusion in our proxy statement for our 2023 annual meeting of shareholders; provided that if we hold our 2023 annual meeting on a date that is more than 30 days before or after the first anniversary of the date of our 2022 annual meeting, shareholders must submit proposals for inclusion in our 2023 proxy statement within a reasonable time before we begin to print and send proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Company that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Company c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Company at (866) 351-4440.

Communications with Trustees

Shareholders of the Company who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Company, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE COMPANY’S ANNUAL REPORT DATED DECEMBER 31, 2021 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2021 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE COMPANY AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (866) 351-4440.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

March 28, 2022

NXDT-PS-2022

PO Box 211230, Eagan, MN 55121-9984	VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/nxdt 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-672-4278 3. Follow the simple instructions.

i    Please detach at perforation before mailing.    i

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

(formerly NexPoint Strategic Opportunities Fund)

ANNUAL MEETING OF SHAREHOLDERS

June 14, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEXPOINT DIVERSIFIED REAL ESTATE TRUST, a Delaware statutory trust (the “Company”). The undersigned shareholder of NexPoint Diversified Real Estate Trust hereby appoints Stephanie Vitiello and Rahim lbrahim and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on March 25, 2022 (the “Record Date”), at the Annual Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022 at 8:15 a.m., Central Time, and at any adjournments or postponements thereof (the “Annual Meeting”), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote and act upon the following matters, (as more fully described in the accompanying Proxy Statement) in respect of all shares of common and/or preferred shares of the Fund. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100120-nxdt-2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 14, 2022.

The proxy statement for this meeting is available at www.eproxyaccess.com/nxdt2022

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

i    Please detach at perforation before mailing.    i

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	To elect each Class I Trustee of the Fund to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
			☐	☐	☐

	(01)	Ethan Powell (to be voted on by the Fund’s Preferred Shares only voting as a separate class)

	(02)	Bryan A. Ward

*To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below.

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

100120-nxdt-2022